JAPAN OTC EQUITY FUND, INC.


                                                                April 10, 2001

To Our Shareholders:

     We present the Annual Report of the Japan OTC Equity Fund, Inc. (the "Fund") for the fiscal year ended February 28, 2001. The Net Asset Value per Share ("NAV") of the Fund decreased by 49.1% for the year, reflecting the overall weakness of the Japanese OTC market. The change in NAV represents the change in share price and the reinvestment of a $0.82 per share long-term capital gain distribution paid on December 15, 2000. The closing market price of the Fund on February 28, 2001 on the New York Stock Exchange was $6.89 representing a discount of 9.22% to the NAV of $7.59. The net assets of the Fund amounted to $120,274,815 on February 28, 2001.

     The TOPIX, consisting of all companies listed on the Tokyo Stock Exchange (the "TSE") First Section, decreased by 32.3% and the Nikkei Average Index (a price weighted index of 225 leading stocks on the TSE) decreased by 39.5%, in United States dollar terms, for the year ended February 28, 2001. The Nikkei OTC Average Index (the "OTC Index"), a price-weighted index of the quotations of the OTC registered stocks, and the Index of the Japan Securities Dealers Association Quotation System (the "JASDAQ Index"), a capitalization-weighted index of all OTC stocks, decreased by 52.7% and 55.5%, respectively, in U.S. dollar terms, during the same period. The Japanese yen ("Yen") depreciated by 6.3% against the U.S. dollar during the year, and was a negative factor in the dollar-based performance of the various indexes.

     The Fund outperformed the OTC Index and the JASDAQ Index by 3.6% percentage points and 6.4% percentage points, respectively, during the year due to stock selection in the Consumption sector and underweighting in the Information and Software sectors.

     The NAV of the Fund declined by 7.7% for the quarter ended February 28, 2001. During the same period, the TOPIX, and the Nikkei Average Index decreased by 13.8% and 16.8%, respectively, and the OTC Index and the JASDAQ Index also decreased by 1.9% and 2.9%, respectively, in U.S. dollar terms. For the quarter ended February 28, 2001, the Fund underperformed the OTC Index and the JASDAQ Index by 5.8 percentage points and 4.8 percentage points, respectively.

The Portfolio

     The Fund increased its equity exposure from 93.9% at November 30, 2000 to 98.5% at February 28, 2001. The Fund was diversified into 100 issues, of which 80 issues were OTC stocks, comprising 79.1 % of the total portfolio on February 28, 2001.

Japanese Economy and Stock Market Outlook

     The Japanese OTC stock market continued its downward trend until mid-January. Analysts' downgrades of major U.S. companies, combined with more signs of economic deceleration in the U.S., continued to undermine investors' sentiment in the Japanese OTC market. Investors have become even more cautious over high valuation stocks (in the Technology sector in particular) following turbulence in the U.S. stock markets caused by a correction in valuation. Moreover, the December Tankan survey confirmed stock market fears that the business outlook was starting to deteriorate after steadily improving earlier in the year. The OTC Index declined to 1,126 on January 11, its lowest level since June 1999.

     The OTC market experienced a substantial rebound afterwards, following the recovery of U.S. NASDAQ stock market, which was triggered by interest rate reductions by the Federal Reserve. In the Japanese OTC market, those stocks in the Information/System sector that had suffered substantial setbacks for almost one year, and recent initial public offering ("IPO") issues, which had been trading at depressed valuations, led the rebound. The Japanese OTC Index recovered to the 1,400 level in early February.

     However, this rally was not sustained. The Japanese OTC market weakened in mid-February amid disappointing corporate news from both the U.S. and Japan, and the unexpectedly poor domestic economic trend. Despite the official discount rate reductions in two stages by the Bank of Japan ("BOJ), the Japanese OTC Index declined to 1,358 at the end of February.

     The Nikkei OTC Average Index edged up by 3.8% in Yen terms over the quarter.

Outlook and Future Strategy

     An unexpectedly poor economic trend came to light in February. Gross domestic product ("GDP") growth for the third quarter 2000 was revised downward, resulting in a negative figure which was significantly worse than the market consensus. Industrial production figures for January dealt another shock to the market with a decline of 3.9% month over month ("m-o-m"). Exports weakened further, affecting exporters' corporate earnings, and sentiment of medium and small sized manufacturers.

     Such an overly pessimistic economic environment brought an unusually swift response from the BOJ, as the Central Bank reduced the official discount rate in two stages from 0.5% to 0.25%. The second move was accompanied by a 10 basis point reduction in the overnight inter-bank rate to 0.15%. Interest rate reductions were accompanied by measures to support money market liquidity when the BOJ offered commercial banks access to Central Bank funds at a lower rate. Meanwhile, the Financial Services Minister announced in mid-February that the government was considering proposals that would urge Japanese banks to write off their non-performing loans by the end of this March. The news generated a rebound in the Banking sector on expectations that a change in policy would help to resolve the problem of banks holding onto their bad loans.

     Capital spending will soon lose momentum as corporate earnings peak, and the economy may continue to slow down in the second half of 2001. The Fund expects real GDP to grow by 1.3% in fiscal 2000 and 0.8% in 2001. However, the slowdown is expected to be short-lived, as excess in inventory and capital stock is limited. The Fund expects the Japanese economy to return to a moderate recovery path in 2002, supported by a recovery in overseas demand.

     Since the Fund has revised its economic outlook downward for the next fiscal year, the Fund is not overly bullish on the stock market in the short-term. Few positive developments in fundamentals can be expected for the time being. Meanwhile, volatile trading in the U.S. stock market, especially the NASDAQ, may also continue, as a strong recovery of its U.S. economy in the second half is unlikely, despite further interest rate reductions by the Federal Reserve. Even if the monetary policy has the desired effect, it will take time for the benefits of lower interest rates to impact the economy.

     However, the Fund is more optimistic about the medium-to-long-term prospects for the Japanese OTC market. The Japanese OTC market is now trading at around 18 times earnings and is close to the level recorded in autumn of 1998, when it hit a historical low. Investors could demand a higher risk premium due to Japan's political uncertainty and unsolved structural problems, such as an expanding fiscal burden and non-performing loans in the Banking sector. Thus, these inexpensive valuations may not immediately translate into a rebound in the Japanese OTC market. However, investors are aware of these negative conditions, which could imply that the market has already factored them into equity prices to some extent. Furthermore, we can still identify a number of small capitalization stocks that will be able to maintain their favorable fundamentals even under weak macroeconomic conditions. The current Japanese OTC market might therefore offer some bargain hunting opportunities, assuming that there is a recovery in the Japanese economy from 2002 onwards.

     The Fund has been adjusting the portfolio toward a more defensive posture by reducing its exposure to semiconductorrelated stocks in the Machinery and Electronics sectors and adding some stocks with attractive valuations and defensive characteristics from the Consumption sector. We do not intend to raise the portfolio's defensive position drastically from here, since the corrections suffered by the semiconductor-related stocks and other technology issues seem to have progressed beyond the deterioration in fundamentals. Therefore, rather than becoming even more pessimistic in this sector, the Fund will begin looking for selective investment opportunities.

We appreciate your continuing support of your Fund.

                                                       Sincerely,

                                                       Nobuo Katayama
                                                          President

------------------------------------------------------------------------------
     Nomura Asset Management Co., Ltd. ("NAM") provides investment recommendations to Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), the Manager of the Fund. Mr. Nobuo Katayama, President of the Fund and President of NAM-U.S.A., is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Katayama has held such responsibilities for the Fund and has served as President of NAM-U.S.A. since 1999.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

            AMENDMENT TO THE FUND'S PRINCIPAL INVESTMENT STRATEGY

     The Fund's shareholders approved a proposal to amend the Fund's principal investment strategy concerning investments in the Japanese over-the-counter market. The Fund adopted the following principal investment strategy whereby the Fund will, under normal circumstances, invest at least 65% of its total assets in equity securities traded in the Japanese OTC market and up to 35% of its total assets in equity securities of emerging companies traded in other markets determined by NAM-U.S.A. Inc. to be appropriate markets for emerging companies in Japan.

------------------------------------------------------------------------------

                               INTERNET WEBSITE

     NAM-U.S.A. (the "Manager") has established an Internet website which highlights the Manager's history, its investment philosophy and process and products, which includes the Fund. The Internet web address is www.nomura-asset.com. We invite you to view the Internet website.

------------------------------------------------------------------------------

                         JAPAN OTC EQUITY FUND, INC.

                      FUND HIGHLIGHTS-FEBRUARY 28, 2001

KEY STATISTICS:

     Net Assets ..........................................  $120,274,815
     Net Asset Value per Share ...........................         $7.59
     Closing NYSE Market Price ...........................         $6.89
     Percentage Change in Net Asset Value per Share*+ ....        (49.1%)
     Percentage Change in NYSE Market Price*+ ............        (31.1%)

MARKET INDICES:
     Percentage change in market indices:*

                                   YEN                 U.S.$
     TOPIX ....................... (27.8%)             (32.3%)
     Nikkei Average .............. (35.5%)             (39.5%)
     JASDAQ ...................... (52.5%)             (55.5%)
     Nikkei OTC Average .......... (49.5%)             (52.7%)



*  From March 1, 2000 through February 28, 2001.
+ Reflects the percentage change in share price and reinvestment of long-term capital gain distribution.

ASSET ALLOCATION:

     Japanese Equities .............................   79.1%
          OTC Stocks ...............................   19.4
          TSE First and Second Section Stocks ......    1.3
                                                      -----
     Cash and Cash Equivalents .....................   99.8
     Other Assets in Excess of Liabilities, Net ....    0.2
          Net Assets ...............................  100.0%
                                                      =====

INDUSTRY DIVERSIFICATION:


                                       % Of                                                      % Of
                                    Net Assets                                                Net Assets
                                    ----------                                                ----------
Retail ..........................       15.7           Banks and Finance .................      3.1
Electronics .....................       12.4           Restaurants .......................      2.8
Information and Software ........       11.9           Automotive Equipment and Parts ....      2.1
Services ........................       10.1           Telecommunications ................      1.7
Chemicals and Pharmaceutical ....        7.0           Iron and Steel ....................      1.7
Machinery and Machine Tools .....        6.7           Real Estate and Warehouse .........      1.5
Wholesale .......................        6.0           Textiles and Apparel ..............      1.3
Food and Manufacturing ..........        5.3           Transportation ....................      0.6
Miscellaneous Manufacturing .....        4.7           Publishing ........................      0.3
Electric ........................        3.6


                 TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE


                                             Market                % of
Security                                     Value              Net Assets
--------                                     -----              ----------
Yahoo Japan Corp .......................  $5,435,294              4.5
Net One Systems Co., Ltd. ..............   3,554,987              2.9
USS Co., Ltd. ..........................   2,504,987              2.1
CAC Corp. ..............................   2,444,194              2.1
Seikoh Giken Co., Ltd. .................   2,367,945              2.0
Otsuka Kagu Ltd. .......................   2,336,146              1.9
Kuroda Electric Co., Ltd. ..............   2,258,376              1.9
Chiyoda Integre Co., Ltd. ..............   2,242,455              1.8
C Two-Network Co., Ltd. ................   2,105,644              1.7
Nippon Foundry Inc. ....................   2,088,662              1.7

                         JAPAN OTC EQUITY FUND, INC.

-------------------------------------------------------------------------------

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Japan OTC Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Japan OTC Equity Fund, Inc. (the "Fund") at February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the America
New York New York 10036
April 5, 2001
-------------------------------------------------------------------------------


                           SCHEDULE OF INVESTMENTS*

                              FEBRUARY 28, 2001



                                                                                               % of
                                                                               Market           Net
                                             Share              Cost            Value         Assets
                                             -----              ----           ------         ------

Automotive Equipment and Parts
Exedy Corporation ........................   132,400       $  1,495,677     $  813,814         0.7
   Automobile clutches
FCC Co., Ltd. ............................    45,000            627,697        395,141         0.3
   Motorcycle clutches
Nippon Cable Systems Inc. ................   115,000          1,054,173        882,353         0.8
   Control cables
SPK Corporation
   Replacement parts .....................    45,600            590,497        380,972         0.3
                                                            -----------      ---------       ------
Total Automotive Equipment and Parts                          3,768,044      2,472,280         2.1
                                                            -----------      ---------       ------

Banks and Finance
Aiful Corporation ........................    22,350          1,644,293      1,739,604         1.4
   Consumer loans
Sanyo Electric Credit Co., Ltd. ..........    71,500          2,633,938      2,041,986         1.7
   Finance                                                  -----------      ---------       ------
Total Banks and Finance ..................                    4,278,231      3,781,590         3.1
                                                            -----------      ---------       ------


                      See notes to financial statements

                         JAPAN OTC EQUITY FUND, INC.
                      SCHEDULE OF INVESTMENTS*-Continued

                              FEBRUARY 28, 2001




                                                                                                    % of
                                                                                      Market         Net
                                                         Share           Cost         value         Assets
EQUITY SECURITIES

Chemicals and Pharmaceuticals
Arisawa Manufacturing Co., Ltd ..................       26,500       $  562,872    $  614,493       0.5
   Glassfibers and insulating resins
C. Uyemura & Co., Ltd. ..........................      125,000        2,858,682     1,736,999       1.4
   Chemicals
FP Corporation ..................................       18,900          863,218       544,604       0.4
   Polystyrene and other synthetic resin foodware
Konishi Co., Ltd. ...............................       91,300        1,114,601       740,985       0.6
   Adhesives and construction sealants
Matsumoto Yushi-Seiyaku Co., Ltd. ...............      120,000        2,400,528     1,882,353       1.6
   Analgesic anti-inflammatory agents
Milbon Co., Ltd. ................................       27,500          406,416     1,158,142       1.0
   Hair-care products for beauty salons
T & K Toka Co., Ltd. ............................      106,800        3,146,624     1,793,657       1.5
   Ink for printing                                                 -----------    ----------       ---
Total Chemicals and Pharmaceuticals .............                    11,352,941     8,471,233       7.0
                                                                    -----------    ----------       ---
Electric
Citizen Electronics Co., Ltd. ...................       27,200        1,297,395     1,298,551       1.1
   Electric parts
Eneserve Corporation ............................       39,000        1,476,586     1,462,915       1.2
   Electric generation system for supermarkets
Mirai Industry Co., Ltd. ........................      116,000        1,777,000       998,806       0.8
   Plastic molded electric materials
Sumida Electric Co., Ltd. .......................       15,140          612,282       601,470       0.5
   Specialized coils                                                -----------    ----------       ---
Total Electric ..................................                     5,163,263     4,361,742       3.6
                                                                    -----------    ----------       ---
Electronics
Chiyoda Integre Co., Ltd. .......................      192,000        2,738,934     2,242,455       1.8
   Electronic components
Cosel Co., Ltd. .................................       59,000        1,698,071     1,257,459       1.0
   Electrical machinery
Digital Electronics Corp. .......................       56,900        1,562,655     1,561,961       1.3
   Electronic components
Fuji Electric Industry Co., Ltd..................       93,000          993,449       447,954       0.4
   Electronic parts
Fukuda Denshi Co. ...............................       47,000        1,164,956       961,637       0.8
   Medical electronic equipment



                       See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.

                              FEBRUARY 28, 2001



                                                                                                               % of
                                                                                                Market         Net
                                                                   Share          Cost          value         Assets
ELECTRONICS                                                        -----          ----          -----         ------
Japan CBM Corp. .............................................       98,100    $ 2,408,169     $  740,977      0.6
   Electronic calculators and watches
Kuroda Electric Co., Ltd. ...................................      123,500      3,253,014      2,258,376      1.9
   Trader
Miyota Co., Ltd. ............................................       63,000        995,776        966,752      0.8
   Watches, quartz oscillators and electronic image equipment
Nagano Keiki Co., Ltd. ......................................       54,900      1,103,345      1,207,519      1.0
   Measuring instruments
Nissho Electronics Corp. ....................................       43,000      1,430,395      1,290,367      1.1
   Electronics parts distributor
Roland Corporation ..........................................       46,000        910,132        721,569      0.6
   Electronic keyboard for musical instruments
Tamagawa Electronics Co., Ltd. ..............................      106,000      2,870,417      1,283,205      1.1
   Devices for wireless telecommunications                                    -----------    -----------     ----
Total Electronics ...........................................                  21,129,313     14,940,231     12.4
                                                                              -----------    -----------     ----
Food and Manufacturing
Ariake Japan Co., Ltd. ......................................       19,900        542,575      1,151,927      0.9
   Natural seasonings
Iwatsuka Confectionery Co., Ltd. ............................       92,000        876,013        807,843      0.7
   Rice crackers
Kakiyasu Honten Co., Ltd. ...................................       44,000        468,144        596,419      0.5
   Processed meat products, fresh meats, and side dishes
Origin Toshu Co., Ltd. ......................................       38,500        950,716      1,276,769      1.1
   Delicatessen items and lunch boxes
Ozeki Co., Ltd. .............................................       12,000      1,132,929        358,056      0.3
   Supermarket chains
Ralse Co., Ltd. .............................................       99,000      1,496,560        624,552      0.5
   Supermarket chain
Yaizu Suisankagaku Industry Co., Ltd. .......................       99,000      1,653,309      1,603,581      1.3
   Natural seasonings and dehydrated processed food materials                 -----------    -----------     ----
Total Food and Manufacturing ................................                   7,120,246      6,419,147      5.3
                                                                              -----------    -----------     ----
Information and Software
CAC Corp. ...................................................       72,400      3,872,285      2,444,194      2.1
   Information technology services
Fuji Soft ABC Inc. ..........................................       11,800        626,733        584,467      0.5
   Computer systems development
Fujitsu Broad Solution & Consulting Inc. ....................       19,000      1,043,662        599,318      0.5
   Business application software



                      See notes to financial statements

                         JAPAN OTC EQUITY FUND, INC.

                              FEBRUARY 28, 2001




                                                                                                   % of
                                                                                      Market       Net
                                                         Shares          Cost         value       Assets
                                                         -----           ----         -----       ------
INFORMATION & SOFTWARE
KCE Tokyo, Inc. ................................        118,000    $ 1,882,605    $ 1,297,698      1.1
   Video games software
Nippon Foundry Inc. ............................            245      3,067,972      2,088,662      1.7
   Semiconductor memory chips
Obic Business Consultants, Ltd. ................          8,600      3,234,451        593,862      0.5
   Business solution computer software
Trend Micro Inc. ...............................         13,500      2,058,341      1,208,440      1.0
   Computer software, anti-virus server
Yahoo Japan Corp+ ..............................             99     13,855,963      5,435,294      4.5
                                                                    ----------      ---------     ----
   Internet services
Total Information and Software .................                    29,642,012     14,251,935     11.9
                                                                    ----------      ---------     ----
Iron and Steel
Lasertec Corp. .................................         46,000      1,158,662        654,902      0.5
   Photomask inspection systems
Nippon Denko Co., Ltd. .........................      1,027,000      1,639,436      1,383,342      1.2
   Ferroalloy and silicon                                           -----------    -----------     ----
Total Iron and Steel ...........................                     2,798,098      2,038,244      1.7
                                                                    ----------      ---------     ----
Machinery and Machine Tools
Disco Corp. ....................................         15,500      1,151,460      1,083,547      0.9
   Dicing saws for semiconductors
Kito Corporation ...............................         32,000        157,315         69,565      0.1
   Cranes and chain blocks
Nippon Pillar Packing Co., Ltd. ................         94,000        652,411        607,434      0.5
   Industrial mechanical seals
Seikoh Giken Co., Ltd. .........................         12,400      4,688,050      2,367,945      2.0
   Optical connectors and polishing machines
Suruga Seiki Co., Ltd. .........................         19,000        565,734        631,714      0.5
   Industrial mechanical equipment
THK Co., Ltd. ..................................         78,700      3,419,652      1,580,038      1.3
   Linear motion systems for industrial machines
UHT Corporation ................................         22,500        386,169        377,877      0.3
   Tools
Yushin Precision Equipment Co., Ltd. ...........         37,900      2,021,663      1,327,954      1.1
   Injection molding related machinery                              -----------    -----------     ----
Total Machinery and Machine Tools ..............                    13,042,454      8,046,074      6.7
                                                                    ----------      ---------     ----
Miscellaneous Manufacturing
Daiseki Co., Ltd. ..............................         22,470        399,338        286,382      0.2
   Industrial waste treatment




                       See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.

                              FEBRUARY 28, 2001



                                                                                                 % of
                                                                                  Market         Net
                                                      Shares        Cost          value         Assets
                                                      -----         ----          ------        ------
Eidai Kako Co., Ltd. .....................            83,000     $  808,185     $  431,628       0.4
   Synthetic resin processed products
Fuji Seal, Inc. ..........................            33,700      1,280,979      1,120,460       0.9
   Packing materials
Fujimi Inc. ..............................            39,000      1,549,395      1,050,640       0.9
   Polishing materials for silicone wafers
Nippon Kodoshi Corp. .....................           167,000      2,688,750      1,765,388       1.5
   Paper and electric insulation
Tomy Co., Ltd. ...........................            49,100      2,005,094      1,012,975       0.8
   Toys                                                           ---------     ----------       ---
Total Miscellaneous Manufacturing ........                        8,731,741      5,667,473       4.7
                                                                  ---------     ----------       ---
Publishing
Shoeisha Co., Ltd. .......................                27        414,855        315,345       0.3
   Publishing company                                             ---------     ----------       ---

Real Estate and Warehouse
Nippon Kanzai Co., Ltd. ..................           117,100      1,518,980      1,796,931       1.5
   Comprehensive building maintenance                             ---------     ----------       ---

Restaurants
Saint Marc Co., Ltd. .....................            45,700      1,559,557      1,324,638       1.1
   Restaurants and bakery shop chains
Watami Food Service Co., Ltd. ............            58,100      1,767,726      2,010,963       1.7
   Restaurant chain                                               ---------     ----------       ---
Total Restaurants ........................                        3,327,283      3,335,601       2.8
                                                                  ---------     ----------       ---
Retail
Cawachi Limited ..........................            30,000      1,739,054      1,879,795       1.6
   Drug store chain
Doutor Coffee Co. ........................            15,600      1,211,536        964,194       0.8
   Coffee
Himaraya Co., Ltd. .......................               200          2,504            740       0.0
   Sporting goods
Japan Care Service Corporation ...........           112,000      1,754,844      1,699,574       1.4
   Medical equipment and supplies
Kyoto Kimono Yuzen Co., Ltd. .............               278      1,583,341      1,445,695       1.2
   Japanese traditional kimonos
Otsuka Kagu, Ltd. ........................            40,900      2,970,403      2,336,146       1.9
   Furniture


                      See notes to financial statements

                         JAPAN OTC EQUITY FUND, INC.

                              FEBRUARY 28, 2001



                                                                                                          % of
                                                                                           Market         Net
                                                         Shares           Cost             Value         Assets
Ryohin Keikaku Co., Ltd. ....................            21,400       $ 1,337,957       $   501,705       0.4
   Clothes, sundry goods, and foods
Saizeriya Co., Ltd. .........................            23,400         1,263,601           915,652       0.8
   Italian restaurant chain
Sunkus & Associates Inc. ....................            32,700           957,100           738,747       0.6
   Convenience stores
Toys R Us-Japan, Ltd. .......................            13,000         1,907,450         1,418,585       1.2
   Toy chain stores
Tsuruha Co., Ltd. ...........................            81,000         2,953,032         1,284,399       1.1
   Drug store chain
Uoriki Co., Ltd. ............................            97,100         2,618,248         1,258,244       1.0
   Fresh fish and sushi stores
USS Co., Ltd. ...............................           103,100         3,331,380         2,504,987       2.1
   Automobile auction
Yamada Denki Co., Ltd. ......................            25,000         2,135,763         1,982,097       1.6
                                                                       ----------        ----------      ----
   Consumer electronics
Total Retail ................................                          25,766,213        18,930,560      15.7
                                                                       ----------        ----------      ----
Services
Arrk Corporation ............................            32,000           647,409         1,170,333       1.0
   Product testing
Bellsystem 24, Inc. .........................             3,100         1,015,540         1,162,830       1.0
   Telemarketing
Cybird Co., Ltd.+ ...........................                 5            62,202            74,595       0.1
   Contents for cellular phone services
Fujitsu Support and Services, Inc. ..........             6,600         1,752,449           323,529       0.3
   Information services
Future System Consulting Corporation ........               146         1,630,403         1,530,946       1.2
   Information system and consulting services
Medical Support Co., Ltd. ...................           157,000         3,331,323         1,860,443       1.5
   Nursing home caterer
N.I.C. Corporation...........................           107,000         1,844,102         1,322,677       1.1
   Human resources
Net One Systems Co., Ltd. ...................               150         2,342,840         3,554,987       2.9
   Computer network systems for LAN, ATM
Okinawa Cellular Telephone Co. ..............               175           447,015           362,532       0.3
   Cellular telephone service
Toei Animation Co., Ltd. ....................            12,000           634,388           600,512       0.5
   Animated cartoon movies production

                      See notes to financial statements


                         JAPAN OTC EQUITY FUND, INC.

                              FEBRUARY 28, 2001



                                                                                                       % of
                                                                                        Market          Net
                                                      Shares            Cost            value         Assets


Tow Co., Ltd. ........................                4,000       $     31,713           31,714        0.0
   Entertainment
Universal Homes Inc. .................                   47            806,712          200,341        0.2
                                                                    ----------        ----------      ----
   Plan, design, market and build houses
Total Services .......................                              14,546,096        12,195,43       10.1
                                                                    ----------        ----------      ----
Telecommunications
Nippon Antenna Co., Ltd, .............               76,000          1,296,160          907,076        0.7
   Communication related equipment
   Yozan Inc.+ .......................                   31          1,265,035        1,162,830        1.0
                                                                    ----------        ----------      ----
   Mobile telecommunication equipment
Total Telecommunications .............                  111          2,561,195        2,069,906        1.7
                                                                    ----------        ----------      ----
Textiles and Apparel
United Arrows Limited ................              119,900          3,817,698        1,523,026        1.3
                                                                    ----------        ----------      ----
   Casual clothes

Transportation
Yusen Air & Sea Service Co., Ltd. ....               44,800            810,180          656,914        0.6
   International air cargo transporter                              ----------        ----------      ----

Wholesale
ArcLand Sakamoto Co., Ltd. ...........              110,600          1,363,176        1,225,746        1.0
   Home appliances
C Two-Network Co., Ltd. ..............               34,400          2,031,362        2,105,644        1.7
   Processed foods
Hakuto Co., Ltd. .....................               67,000          1,399,144        1,650,725        1.4
   Electric parts
Inaba Denkisangyo Co. ................               84,900          1,042,023          961,910        0.8
   Electrical equipment
Shinwa Co., Ltd. .....................               67,100            769,423          720,767        0.6
   Industrial machinery
Toba, Inc. ...........................               67,000          1,015,392          571,185        0.5
   Trading company for control systems
Total Wholesale ......................                               7,620,520        7,235,977        6.0
                                                                   -----------       ----------       ----
TOTAL INVESTMENTS IN EQUITY SECURITIES                             167,409,363      118,509,648       98.5
                                                                   -----------      -----------       ----
                      See notes to financial statements


                         JAPAN OTC EQUITY FUND, INC.
                      SCHEDULE OF INVESTMENTS*-Continued

                              FEBRUARY 28, 2001



                                                                                                                        % of
                                                                    Principal                          Market            Net
                                                                     Amount            Cost            Value           Assets
                                                                    ---------          ----            ------          ------
INVESTMENTS IN SHORT-TERM SECURITIES
Euro-Dollar Time Deposit
State Street
Bank and Trust Company, interest
   bearing call account 5.25% due 3/01/01 .....................    $  1,549,545     $  1,549,545     $  1,549,545         1.3
                                                                                    ------------     ------------       -----
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES ....................                        1,549,545        1,549,545         1.3
                                                                                    ------------     ------------       -----
TOTAL INVESTMENTS .............................................                      168,958,908      120,059,193        99.8
                                                                                    ------------     ------------       -----
OTHER ASSETS LESS LIABILITIES, NET ............................                          211,855          215,622         0.2
                                                                                    ------------     ------------       -----
NET ASSETS ....................................................                     $169,170,763     $120,274,815       100.0
                                                                                    ============     ============       =====

* The description following each investment is unaudited and not covered by the Report of Independent Accountants.

+  Non-income producing security.


  Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 28, 2001.

Japanese Yen                  JPY            Yen117.3 = $1.00

                       See notes to financial statements



                         JAPAN OTC EQUITY FUND, INC.

                     STATEMENT OF ASSETS AND LIABILITIES

                              FEBRUARY 28, 2001

ASSETS:
   Investments in securities, at market value (cost-$167,409,363) ........    $ 118,509,648
   Investments in short-term securities, at market value (cost-$1,549,545)        1,549,545
   Receivable for investments sold .......................................        2,119,499
   Receivable for dividends and interest, net of withholding taxes .......           87,843
   Prepaid expenses ......................................................           29,200
                                                                              --------------
          Total Assets ...................................................      122,295,735
                                                                              --------------
LIABILITIES:
   Payable for investments purchased .....................................        1,772,321
   Accrued management fee ................................................           91,190
   Other accrued expenses ................................................          157,409
                                                                              --------------
          Total Liabilities ..............................................        2,020,920
                                                                              --------------
NET ASSETS:
   Capital stock (par value of 15,846,384 shares of capital stock
     outstanding, authorized 100,000,000, par value $0.10 each) ..........        1,584,638
   Paid-in capital .......................................................      169,465,177
   Accumulated net realized loss on investments and foreign
     currency transactions ...............................................       (1,816,146)
   Unrealized net depreciation on investments and foreign exchange .......      (48,895,948)
   Accumulated net investment loss .......................................          (62,906)
          Net Assets .....................................................    $ 120,274,815
                                                                              -------------
   Net asset value per share .............................................    $        7.59
                                                                              =============
                      See notes to financial statements


                         JAPAN OTC EQUITY FUND, INC.

                           STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED FEBRUARY 28, 2001



INCOME:
Dividend income (less $164,397 withholding taxes) ..........................   $     931,582
Interest income ............................................................         105,410
                                                                               -------------
          Total Income .....................................................                      $   1,036,992
                                                                                                  -------------
EXPENSES:
Management fee .............................................................       1,772,665
Custodian fees .............................................................         306,254
Legal fees .................................................................         102,825
Directors' fees and expenses ...............................................          77,590
Auditing and tax reporting fees ............................................          53,465
Shareholder reports ........................................................          50,923
Transfer agency fees .......................................................          25,075
Annual meeting expenses ....................................................          23,173
Miscellaneous expenses .....................................................           9,855
Registration fees ..........................................................           8,721
Insurance ..................................................................           4,190
                                                                                   ---------
          Total Expenses ...................................................                          2,434,736
                                                                                                    -----------
INVESTMENT LOSS-NET ........................................................                         (1,397,744)
                                                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments ...........................................                         23,031,899
Net realized gain on foreign exchange ......................................                            437,488
                                                                                                    -----------
Net realized gain on investments and foreign exchange ......................                         23,469,387
                                                                                                    -----------
Change in net unrealized depreciation on translation of foreign currency and other assets and liabilities denominated in foreign currency Change in
  net ......................................................................                        (12,012,635)
unrealized depreciation on investments .....................................                       (136,556,690)
                                                                                                    -----------
Net realized and unrealized loss on investments and foreign exchange .......                       (125,099,938)
                                                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................                      ($126,497,682)
                                                                                                   =============
                      See notes to financial statements


                         JAPAN OTC EQUITY FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS




                                                                                    For the Year Ended
                                                                            February 29,        February 29,
                                                                               2001                 2000

FROM INVESTMENT ACTIVITIES:
   Net investment loss ................................................    ($  1,397,744)    ($  1,366,218)
   Net realized gain on investments ...................................       23,031,899        37,515,315
   Net realized gain on foreign exchange ..............................          437,488           468,133
   Change in net unrealized appreciation/(depreciation) on
     investments and foreign exchange .................................     (148,569,325)      105,501,890
                                                                           -------------     --------------
   Increase/(decrease) in net assets derived from investment activities     (126,497,682)      142,119,120
                                                                           -------------     --------------
FROM CAPITAL SHARE TRANSACTIONS:
   Net asset value of shares issued to shareholders on Rights Offering
     (4,458,565 shares in 2000) .......................................                -        50,907,782
                                                                           -------------     --------------
   Increase in net assets derived from capital share transactions .....                -        50,907,782
                                                                           -------------     --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Long Term Capital Gains ($0.82 per share) ..........................      (12,993,975)                -
                                                                           -------------     --------------
   Decrease in net assets derived from distributions to shareholders ..      (12,993,975)                -
                                                                           -------------     --------------
   Net increase (decrease) in net assets ..............................     (139,491,657       193,026,902
                                                                           -------------     --------------
NET ASSETS:
   Beginning of year ..................................................      259,766,472        66,739,570
                                                                           -------------     --------------
   End of year (including accumulated net investment losses of
     $62,906 and $91,197, respectively) ...............................    $ 120,274,815     $ 259,766,472
                                                                           =============     =============
        See notes to financial statements


                          JAPAN OTC EQUITY FUND, INC.

                        NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

     Japan OTC Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund issued to its shareholders of record as of the close of business on October 25, 1999 non-transferable Rights to subscribe for up to an aggregate of 3,804,940 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held ("Primary Subscription"). The Fund had the ability to increase the number of shares subscribed for in this offering by up to 25% of the Primary Subscription, or an additional 951,235 shares, to honor record date shareholder requests to purchase more shares. During November 1999, the Fund issued a total of 4,458,565 shares of Common Stock on exercise of such Rights at the subscription price of $11.99 per share, compared to a net asset value per share of $16.20 and a market value per share of $12.6875. Additionally, a sales load of 3.75% was charged to each share issued. Right offering costs of approximately $546,000 and the sales load were charged directly against the proceeds of the Rights Offering. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities-Investments traded in the over-the-counter market are valued at the last reported sales price as of the the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions - Transactions denominated in Japanese yen are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Japanese yen rates at February 28, 2001 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

     (c) Security Transactions, Investment Income and Distributions to Shareholders-Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Distributions are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

                         JAPAN OTC EQUITY FUND, INC.

     Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

     (d) Income Taxes - A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15% and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     (e) Capital Account Reclassification - For the year ended February 28, 2001, the Fund's accumulated net realized loss was decreased by $144,577 and paid in capital was decreased by $1,570,612, with an offsetting decrease in accumulated net investment loss of $1,426,035. This adjustment was primarily the result of the reclassification of foreign currency gains and reclassification of the net operating loss.

     (f) Use of Estimates in Financial Statement Preparation - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (g) Concentration of Risk - A significant portion of the Fund's net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

2. Management Agreement and Transactions With Affiliated Persons

     Nomura Asset Management U.S.A. Inc. acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Adviser"), to act as investment adviser for the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund's average weekly net assets not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million and
 .90% of the Fund's average weekly net assets in excess of $100 million. Effective October 13, 1999, the Manager agreed to reduce the management fee under its agreement with the Fund to .80% of the Fund's average weekly net assets in excess of $175 million. For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the

Manager at the annual rate of .50% of the Fund's average weekly net assets not in excess of $50 million, .45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million and, .40% of the Fund's average weekly net assets in excess of $100 million. Effective October 13, 1999 the Investment Advisor agreed to reduce the investment advisory fee under its Agreement with the Manager to .35% of the Funds average weekly net assets in excess of $175 million. Under the Management Agreement, the Fund paid or accrued fees to the Manager of $1,772,665 for the year ended February 28, 2001. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $799,678 for the year ended February 28, 2001. At February 28, 2001, the fee payable to the Manager, by the Fund, was $91,190.

     Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. (the Manager's indirect parent) and its affiliates earned $109,427 in commissions on the execution of portfolio security transactions for the year ended February 28, 2001. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for unaffiliated Directors aggregated $77,590 for the year ended February 28, 2001.

3. Purchases and Sales of Investments

     Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 28, 2001 were $141,676,449 and $157,840,510, respectively.

     As of February 28, 2001, net unrealized depreciation on investments exclusive of investments in foreign currency and short-term securities for Federal income tax purposes was $49,714,860 of which $5,016,195 related to appreciated securities and $54,731,055 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities of $1,549,545, at February 28, 2001 for Federal income tax purposes was $168,224,508. In accordance with U.S. Treasury regulations, the Fund elected to defer $62,906 of net realized foreign currency losses and $2,114,726 of net realized capital losses arising after October 31, 2000. Such losses are treated for tax purposes as arising on March 1, 2001. The Fund utilized approximately $12,436,000 of capital loss carryover.

                          JAPAN OTC EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

                                                                                For the Year Ended
                                                     --------------------------------------------------------------------
                                                     February 28,     February 29,                February 28,
                                                     ------------     ------------    -----------------------------------
                                                         2001            2000         1999            1998          1997

Net asset value, beginning of year ...........       $  16.39        $   5.86       $  4.85        $   6.44     $   7.82
Rights Offering costs* .......................            --            (0.16)           --              --           --
        Net investment loss ..................          (0.09)          (0.11)@       (0.04)          (0.06)       (0.09)
        Net realized and unrealized gain
(loss) on investments and foreign currency ...          (7.89)          11.99 @        1.06           (1.45)       (1.25)
Total from investment operations .............          (7.98)          11.88 @        1.02           (1.51)       (1.34)
Distributions to shareholders from:
        Net realized capital gains ...........          (0.82)             --            --              --           --
        Net investment income ................                             --         (0.01)          (0.08)       (0.04)
Total distributions ..........................          (0.82)           0.00         (0.01)          (0.08)       (0.04)
Decrease in net asset value due to shares
  issued through Rights Offering* ............            --            (1.19)          --               --           --
Net asset value, end of year .................       $   7.59        $  16.39       $  5.86        $   4.85     $   6.44
Market value, end of year ....................       $   6.89        $  11.000         6.250       $   5.750    $   6.375
Total investment return+ .....................         (31.1%)          76.0%          8.8%           (8.5%)      (24.6%)
Net asset value total return++ ...............         (49.1%)         179.7%         20.9%          (23.4%)      (17.2%)
Ratio to average net assets/supplemental data:
        Net assets, end of year (in 000) .....       $ 120,275       $ 259,766      $66,740        $  55,246    $ 73,288
        Operating expenses ...................           1.33%           1.33%         1.80%           1.71%        1.70%
        Net investment loss ..................          (0.76%)         (0.88%)       (0.82%)         (1.0%)       (1.1%)
        Portfolio turnover ...................             78%             50%           35%            29%          71%

+Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
++Based on net asset value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
*Decrease is due to Rights Offering (see note 1).
@Based on average shares outstanding.

------------------------------------------------------------------------------
Distributions

     The Board of Directors of the Fund voted to pay to shareholders of record, the following distribution per share derived from capital gains realized from sales of portfolio securities:

                                                                Long-Term
Pay Date                 Record Date         Dividends       Capaital Gains
--------                 -----------         ---------       --------------
December 15, 2000       December 8, 2000        -                $0.82

The Fund hereby designates 100% of the long-term capital gain dividend distributed during the fiscal year as 20%rate capital gain dividend.

The Fund has notified shareholders in January, 2001 of amounts for use in preparing 2000 income tax returns.
------------------------------------------------------------------------------

                         JAPAN OTC EQUITY FUND, INC.

        REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

     Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value ("NAV"). Although the shares of the Fund frequently have traded at such a premium, they also have traded at a discount from NAV.

     Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

     To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a "country fund", emphasizing a particular segment of the market, the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent volatility of the financial markets in Japan supports their view. The Board of Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                         JAPAN OTC EQUITY FUND, INC.

                         DIVIDEND REINVESTMENT PLAN

     The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

     Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 2001, the Fund did not issue any new shares for dividend reinvestment purposes. The Fund purchased 12,764 shares ($83,561) on the open market for dividend reinvestment purposes.

     Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the

Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

     The Plan Agent will maintain all shareholders' accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

                       SHAREHOLDERS ACCOUNT INFORMATION

-------------------------------------------------------------------------------
Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 426-5523 for information concerning their accounts.
-------------------------------------------------------------------------------

BOARD OF DIRECTORS
William G. Barker, Jr.
Nobuo Katayama
Chor Weng Tan
Arthur R. Taylor
John F Wallace

OFFICERS
Nobuo Katayama, President
Keisuke Haruguchi, Vice President
Kenneth L. Munt, Vice President
David G. Stoeffel, Vice President
John J. Boretti, Secretary and Treasurer
Rita Chopra, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura-asset.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
2-1-14 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

COUNSEL
Brown & Wood LLP
One World Trade Center
New York, New York 10048-0557

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036-2798

JAPAN OTC EQUITY FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan OTC Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

JAPAN
OTC Equity
Fund, Inc,

ANNUAL REPORT

FEBRUARY 28, 2001